UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2014 (September 16, 2014)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 16, 2014, Vanguard Natural Resources, LLC (“Vanguard” or the “Company”) filed a Current Report on Form 8-K (“the Original 8-K”) announcing that its wholly-owned subsidiary, Vanguard Operating, LLC (“Vanguard Operating”), had entered into a Purchase and Sale Agreement, dated September 15, 2014, with Bill Barrett Corporation (“Seller”) (the “PSA”) to purchase natural gas, oil and natural gas liquids assets in the Piceance Basin in Colorado (the “Properties”) for $525.0 million. As reported in a Current Report on Form 8-K/A filed on October 1, 2014, the closing of this transaction was completed on September 30, 2014 for an aggregate purchase price of $502.1 million, subject to customary post-closing adjustments. This current report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited statement of revenues and direct operating expenses for the Properties for the year ended December 31, 2013 and the unaudited statements of revenues and direct operating expenses for the Properties for the six months ended June 30, 2014 and 2013 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) The following unaudited combined pro forma financial information of the Company and the notes thereto are included in Exhibit 99.2 hereto and are incorporated herein by reference:

• Unaudited pro forma combined balance sheet as of June 30, 2014;

• Unaudited pro forma combined statement of operations for the six months ended June 30, 2014; and

• Unaudited pro forma combined statement of operations for the year ended December 31, 2013.

(c) The summary pro forma combined oil, natural gas and natural gas liquids reserve data is included in Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated September 15, 2014 among Vanguard Operating, LLC and Bill Barrett Corporation (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on September 16, 2014).

Exhibit 23.1	Consent of BDO USA, LLP.

Exhibit 99.1
Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Vanguard Operating, LLC (a wholly-owned subsidiary of Vanguard Natural Resources, LLC) purchased on September 30, 2014 from Seller for the year ended December 31, 2013 and for the six months ended June 30, 2014 and 2013.

Exhibit 99.2	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC as of June 30, 2014 and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

Exhibit 99.3	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
November 3, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated September 15, 2014 among Vanguard Operating, LLC and Bill Barrett Corporation (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on September 16, 2014).

Exhibit 23.1	Consent of BDO USA, LLP.

Exhibit 99.1
Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Vanguard Operating, LLC (a wholly-owned subsidiary of Vanguard Natural Resources, LLC) purchased on September 30, 2014 from Seller for the year ended December 31, 2013 and for the six months ended June 30, 2014 and 2013.

Exhibit 99.2	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC as of June 30, 2014 and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

Exhibit 99.3	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data.